UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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National Bancshares Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION ABOUT THE MEETING
ELECTION OF DIRECTORS
TRANSACTIONS WITH DIRECTORS AND OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS OF SECURITY HOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
GENERAL
ANNUAL REPORT

NATIONAL BANCSHARES CORPORATION
112 West Market Street
Orrville, Ohio 44667
(330) 682-1010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Shareholders of National Bancshares Corporation will be held at the Operations Center of First National Bank, 1444 North Main Street, Orrville, Ohio on Thursday, April 26, 2007 at 2:00 pm local time for the following purposes —

(1) to elect three directors for a three-year term ending in 2010;

(2) to ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2007; and

(3) to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Holders of common shares of record at the close of business on March 8, 2007 are entitled to vote at the annual meeting.

By Order of the Board of Directors,

Kenneth R. VanSickle
Secretary

March 22, 2007

NATIONAL BANCSHARES CORPORATION
112 West Market Street
Orrville, Ohio 44667
(330) 682-1010

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by National Bancshares Corporation’s Board of Directors of proxies to be used at the 2007 Annual Meeting of Shareholders and at any adjournments or postponements thereof. The annual meeting will be held on Thursday, April 26, 2007 at 2:00 pm local time at the Operations Center of First National Bank, 1444 North Main Street, Orrville, Ohio. The accompanying Notice of Annual Meeting of Shareholders and this proxy statement are first being mailed to stockholders on or about March 23, 2007.

INFORMATION ABOUT THE MEETING

Purpose of the Meeting:  At the annual meeting we will ask National Bancshares Corporation stockholders to elect three directors to serve until the 2010 annual meeting or until their successors are elected and qualified, and to ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2007.

Voting and Revocation of Proxies:  Proxies solicited by the Board may be used at the annual meeting only and will not be used for any other meeting. The proxies will be voted in accordance with the directions given. If no directions are given, proxies will be voted FOR the election of each of the individuals nominated by the Board of Directors.

Stockholders who execute proxies retain the right to revoke them at any time, but revocation will not affect a vote previously taken. You may revoke a proxy by —

•	attending the annual meeting and advising National Bancshares Corporation’s Secretary that you intend to vote in person (your attendance at the annual meeting will not constitute revocation of a proxy),

•	giving a subsequent proxy relating to the same shares, or

•	filing with the Secretary at or before the annual meeting a written notice of revocation bearing a later date than the proxy.

A written notice revoking a proxy should be delivered to Mr. Kenneth R. VanSickle, Secretary, National Bancshares Corporation, 112 West Market Street, Orrville, Ohio 44667. Unless revoked, the shares represented by proxies will be voted at the annual meeting.

Record Date and Outstanding Shares; Quorum.  On the March 8, 2007 record date for the meeting there were 2,234,488 shares of common stock issued and outstanding. To constitute a quorum at the annual meeting, according to Article II, section 7 of National Bancshares Corporation’s Code of Regulations the holders of shares entitling them to exercise a majority of the voting power must be present in person or by proxy. Proxies marked “abstain” will be considered present for purposes of establishing a quorum exists. Likewise, shares held by brokers in street name that are voted on at least one proposal will be considered present for purposes of establishing that a quorum exists.

Vote Required and Cumulative Voting.  Directors are elected by a plurality vote. Accordingly, nominees receiving the greatest number of votes will be elected. Votes that are withheld in the election of directors will, therefore, have no effect.

You may vote cumulatively in the election of directors if any stockholder follows the procedures specified in the Ohio general corporation law for invoking cumulative voting rights. When shares are voted cumulatively, you multiply the number of shares you own by the number of directors to be elected to determine the total number of votes you may cast. You may give any one or more of the nominees any portion of the total number of your votes. To invoke the right to vote cumulatively in the election of directors, according to Ohio general corporation law section 1701.55(C) a stockholder must give advance written notice of his or her desire that voting in the election of directors be cumulative. The notice must be given to National Bancshares Corporation’s President, a Vice President, or Secretary at least 48 hours before the time fixed for holding a meeting to elect directors. If at the convening of the meeting an announcement of the cumulative voting notice is then made by the chairman of the meeting, or by or on behalf of the stockholder giving the notice, every stockholder will have cumulative voting rights in the election of directors. Proxies solicited by the Board of Directors would also be voted cumulatively if that occurs. For all purposes other than election of directors, each share is entitled to one vote.

Abstentions and Broker Non-Votes.  Abstention may be specified on all proposals except the election of directors. Although they are counted for purposes of establishing that a quorum is present, abstentions and broker non-votes are not counted as votes cast. Because directors are elected by a plurality of votes cast, abstentions and broker non-votes have no effect on the election of directors.

Voting Securities and Principal Holders.  One stockholder is known by National Bancshares Corporation to own beneficially more than 5% of the outstanding common stock. According to a Schedule 13D beneficial ownership report filed with the Securities and Exchange Commission on January 24, 2007 by MacNealy Hoover Investment Management, Inc. and its two principals. MacNealy Hoover Investment Management, Inc. and its two principals are the beneficial owner of 165,514 shares or approximately 7.41% of the shares outstanding on the record date. According to the Schedule 13D, MacNealy Hoover Investment Management, Inc. holds the majority of the shares in various client accounts as an investment adviser, with investment power, voting power, or both over the shares. The remainder of the shares are held by one or both of the principals of MacNealy Hoover Investment Management, Inc. in their own accounts. MacNealy Hoover Investment Management, Inc.’s address, according to its January 24, 2007 Schedule 13D is 200 Market Avenue North, Suite 200, Canton, Ohio 44702. The following table shows the beneficial ownership of National Bancshares common stock on March 8, 2007 by —

•	each director and director nominee and each executive officer identified in the Summary Compensation Table, and

•	all directors, nominees, and executive officers as a group.

For purposes of the table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power, or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named or are shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of stock” are calculated on the basis of 2,234,488 shares outstanding.

	Shares
	beneficially	Percent
Directors, nominees and named executive officers	owned	of Stock

Sara Steinbrenner Balzarini, Director	17,437	0.8%
John P. Cook, CPA, Ph.D., Director Nominee	1,200	0.0%
Bobbi E. Douglas, Director	179	0.0%
John W. Kropf, Director	39,834	1.8%
Steve Schmid, Director	4,974	0.2%
John E. Sprunger, Director	2,542	0.1%
David C. Vernon, President and Chief Executive Officer	1,000	0.0%
Marc Valentin, CPA, Senior Vice President and Treasurer	218	0.0%
Kenneth R. VanSickle, Senior Vice President and Secretary	315	0.0%
Howard J. Wenger, Director	64,362	2.9%
Albert W. Yeagley, Director	484	0.0%
Other executive officers not named in the Summary Compensation Table	1,655	0.1%

All directors, nominees and executive officers as a group (14 people)	134,200	6.0%

ELECTION OF DIRECTORS

Board of Directors.   Classification and Vacancies.  National Bancshares’ Board of Directors is divided into three classes, with one class elected each year for a three-year term. A total of 11 directors are authorized by National Bancshares’ Code of Regulations, Article III, section 1. However, there are currently nine individuals serving as directors, leaving two vacancies. These vacancies can be filled at any time by a majority of the whole Board, although the Board currently has no plans to do so. Of the two vacancies, one director vacancy has existed for some time, while the additional vacancy arose in November 2006 with the retirement of Director James F. Woolley when he attained mandatory retirement age. From time to time, the Board considers potential candidates to fill director vacancies or succeed retiring directors. However, the Board currently does not have any candidates under active consideration for the director vacancies. The proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named herein, of which there are three only.

Nominees and Continuing Director.  The Boards of Directors’ nominees for the three-year term expiring in 2010 are Sara Steinbrenner Balzarini, Steve Schmid and Albert J. Yeagley. If any nominee is unable or unwilling to serve as a director on the date of the annual meeting, the proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors. Information about the nominees and the directors whose terms continue through the date of the annual meeting is listed directly below.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

THREE NOMINEES FOR THE TERM ENDING IN 2010 — CLASS II
Sara Steinbrenner Balzarini	50	1989	2007	Sara Steinbrenner Balzarini is a partner in Paramount Tennis, LLC. Previously, she was a member of the Management Committee of Contours, Ltd., a manufacturing firm in Orrville, Ohio from June 1998 through August 2003, where she served in a consulting capacity. Prior to June 1998, she was CFO of Contours, Inc.
Steve Schmid	55	1989	2007	Steve Schmid is the President of Smith Dairy Products, a dairy products manufacturer and distributor serving a multi-state area.
Albert W. Yeagley	59	1997	2007	Albert W. Yeagley has been employed by the J.M. Smucker Company since 1974. He currently serves as Vice President of Quality Assurance at J.M. Smucker Company.

CONTINUING DIRECTORS — CLASS III
John P. Cook, CPA, Ph.D.	59	2005	2008	John P. Cook, CPA, Ph.D. is a partner/shareholder in the firm of Long, Cook & Samsa, Inc., Certified Public Accountants/Consultants since December 2000. Previously, he was a Partner in Cook and Samsa, Certified Public Accountants.
John W. Kropf	63	1974	2008	John W. Kropf, Chairman of the Board, is an attorney and a partner with the law firm Kropf, Wagner, Hohenberger & Lutz, L.L.P. in Orrville, Ohio. Currently, he serves as Chairman of the Board of Baldwin Wallace College, in Berea, Ohio.

			Current
		Director	Term
	Age	since *	expires	Principal occupation in the last 5 years

David C. Vernon	66	2006	2008	In addition to serving as President and Chief Executive Officer of National Bancshares Corporation and First National Bank, David C. Vernon serves as a director and Vice-Chairman of Central Federal Corporation and its wholly owned subsidiary CFBank, a federally chartered savings association headquartered in Fairlawn in Summit County, Ohio. Mr. Vernon served as Chairman of Central Federal Corporation and CFBank from January 2003 until January 1, 2006. Mr. Vernon also served as Central Federal Corporation’s and CFBank’s Chief Executive Officer in 2003 and 2004 and as President of both companies from March 2003 to January 2005. Central Federal Corporation has securities registered under the Securities Act of 1934 and its stock trades on Nasdaq under the symbol “CFBK”. Before joining Central Federal Corporation and CFBank, Mr. Vernon was Chairman, President and Chief Executive Officer of Founders Capital Corporation in Akron, Ohio from September 2002 to February 2003; a Strategic Planning Consultant to Westfield Bank in Westfield, Ohio from May 2000 to July 2002; a consultant to Champaign National Bank in Urbana, Ohio from July 1999 to April 2002; and a Consultant to First Place Bank in Warren, Ohio from April 1999 to February 2001. In February 1999, Mr. Vernon retired as Chairman, President and Chief Executive Officer of Summit Bank, an Akron-area Community bank he founded in January 1991.

CONTINUING DIRECTORS — CLASS I
Bobbi E. Douglas	48	1998	2009	Bobbi E. Douglas is Executive Director of STEPS at Liberty Center and Every Woman’s House, social service organizations.
John E. Sprunger	69	1987	2009	John E. Sprunger is the President of Kidron Auction, Inc., a livestock auction operation in Wayne County.
Howard J. Wenger	64	1998	2009	Howard J. Wenger is the President of Wenger Excavating, Inc., Northstar Asphalt, Inc., Lake Region Oil, Inc., Massillon Materials, Inc., and Stark Materials, Inc., excavating and building materials companies operating from Dalton, Ohio.

*	Indicates the year first elected to the Board of National Bancshares Corporation or First National Bank or in Mr. Vernon’s case, the year in which he was appointed as a director by the Board.

The Board of Directors of National Bancshares and the Board of Directors of First National Bank are comprised of the same nine individuals currently serving as directors; however, First National Bank directors serve one-year terms. We expect all of National Bancshares Corporation’s directors, including the nominees standing for election at the 2007 annual meeting, will be nominated and elected to serve as directors of First National Bank for the following year.

The Board of Directors has a mandatory retirement age of 70 years old. During 2007, there are no directors who will be attaining the age of 70. However, one director, Mr. Sprunger, will reach the age of 70 during 2008. At that time, he will retire from the Board.

There are no family relationships among any of National Bancshares’ directors, director nominees or executive officers. No director, director nominee or executive officer of National Bancshares, other than Mr. Vernon, serves as a director of (l) a company with a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934; or (2) any investment company registered under the Investment Company Act of 1940. None of National Bancshares’ directors, director nominees or executive officers have been involved in any legal proceedings concerning bankruptcy, either individually or in respect of any businesses with which they have been involved. None have been convicted of any crime, excluding traffic violations and similar minor offenses.

Meeting Attendance.  National Bancshares’ Board of Directors met six times in 2006. During the portion of 2006 in which he or she served as a director, every director attended at least 75% of the aggregate of (a) the total number of meetings of National Bancshares’ Board held in 2006; and (b) the total number of meetings held by all National Bancshares’ board committees on which he or she served (National Bancshares’ Board currently has one committee only, the Audit Committee). National Bancshares’ Audit Committee met four times in 2006. The Board also encourages all directors to attend the Annual Meeting of National Bancshares Corporation’s stockholders. Of National Bancshares’ nine directors, eight attended the 2006 Annual Meeting.

Director Nomination Process.  National Bancshares’ Board does not have a nominating committee because the Board believes the entire board is the most appropriate entity for identifying individuals qualified to become directors. The Executive Committee of the Board of National Bancshares’ bank subsidiary recommends nominees for election to the Bank’s Board. Mr. Vernon, President and Chief Executive Officer, is a member of the Executive Committee of the Bank’s Board. Chairman of the Board and director John W. Kropf, a partner in a law firm that performs services for the Bank, is also a member of the Executive Committee. Accordingly, the Bank’s Executive Committee is not comprised strictly of independent directors, but the Board believes all other directors are “independent directors,” within the meaning of Rule 4200 (a)(15) of the Rules of the National Association of Securities Dealers, Inc. As a practical matter, the nomination process at the Bank level has determined who the director candidates are for the holding company. Regardless of whether a candidate is proposed by the Board, the Executive Committee, or a stockholder, an evaluation of the director candidate’s attributes include, but is not limited to, the following:

•	Background, business and leadership experience

•	Knowledge of banking

•	Potential contribution to the direction of National Bancshares and the First National Bank

•	Ability to promote business growth through business and community contacts and referrals

•	Reputation in the community

•	Special skills in matters of interest to National Bancshares and First National Bank, such as accounting, finance, legal, or regulatory experience

•	Point of view concerning the existing and future business of National Bancshares and First National Bank including but not limited to, the Bank’s competitive position and its role as an independent community banking organization

•	Investment in National Bancshares stock and commitment to investing in National Bancshares stock over time

•	Ability to communicate with, and to work cooperatively in, a diverse group of directors

•	Qualify as an independent director under evolving corporate governance standards of the National Association of Securities Dealers’ NASDAQ Stock Market

•	Any business interests or other commitments or interests that might interfere with the ability to participate fully in the affairs of the board and its committees

National Bancshares’ Board of Directors has not yet adopted a charter or formal guidelines for the nomination process, nor have they employed consultants to identify suitable director candidates. The process for identifying director candidates is a highly subjective one that is not based solely upon facts about a candidate’s credentials. The process includes existing directors’ perceptions about a candidate, their analysis of board strengths and weaknesses, projections about future board needs and the candidate’s ability to address them, and a variety of other subjective and intangible factors.

Stockholders have the right to make nominations to the board, including the right to nominate one or more persons to fill director vacancies, but National Bancshares’ Code of Regulations does not specify a stockholder nomination procedure. A stockholder desiring to nominate a director candidate should deliver to National Bancshares’ Secretary written notice containing information about the nominee, including the name and age of the nominee, the nominee’s principal occupation, and the number of shares of National Bancshares common stock the nominee owns. The written consent of the nominee to serve as a director must also be provided. The stockholder’s notice should be delivered to National Bancshares’ Secretary by December 31 if the stockholder desires that his or her nominee be considered for nomination at the annual meeting in the following year. The notice should also contain information about the stockholder making the nomination, including (1) the name and address of the stockholder (or of the beneficial owner, if any, on whose behalf the nomination is made); (2) a representation that the stockholder is a holder of record of National Bancshares stock entitled to vote at the annual meeting and that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person specified in the notice; (3) the number of shares of National Bancshares stock owned beneficially and of record by the stockholder (and by the beneficial owner, if any, on whose behalf the nomination is made); (4) a description of all arrangements or understandings under which the nomination is being made between or among any of (a) the stockholder; (b) the beneficial owner on whose behalf the notice is given; (c) each nominee; and (d) any other person, naming that person; and (5) such other information about the nominee as is required in a proxy statement filed under the Securities and Exchange Commission’s proxy rules.

The Board will consider a stockholder’s nomination for director, however, the Board has final authority to decide who the director nominees will be, based on the Board’s assessment of the factors outlined above. Nomination of director candidates directly by stockholders and subsequent election of those nominees could — either at a single annual meeting or over time through a series of annual meetings — yield a so-called “Change in Control” outlined in severance agreements First National Bank has entered into with five executive officers. See, “Potential Payments Upon Termination or Change of Control.” Under those agreements, a Change in Control is deemed to have occurred if at any time the directors of National Bancshares, in office when the severance agreements were entered into, along with directors approved by a majority of those incumbent directors, no longer constitute 75% of National Bancshares’ Board (at least eight directors if the size of the Board continues to be comprised of a total of nine directors). If the executive is involuntarily terminated without cause within 24 months after such a Change in Control (36 months for one executive officer named in “Potential Payments Upon Termination or Change of Control”), or if the executive voluntarily terminates employment for good reason within 24 months after the Change in Control (36 months for one executive officer named in “Potential Payments Upon Termination or Change of Control”), severance benefits will be owed to the executive under the severance agreements.

Communications with the Board.  From time to time, stockholders communicate with one or more directors, or the entire Board, about matters of interest to those stockholders alone or to all stockholders. Management and the Board value dialogue with stockholders. If you desire to state your views and concerns to the Board of Directors, you may write to the Board, care of the Audit Committee, at 112 West Market Street, Orrville, Ohio 44667. Although you must not expect a prompt substantive or detailed response. Your written communication will be taken into account by the Board.

Audit Committee.  Established in accordance with section 3(a) (58) (A) of the Securities Exchange Act of 1934, the Audit Committee oversees the accounting and financial reporting processes of National Bancshares and audits of its financial statement. Members of the Audit Committee are Sara Steinbrenner Balzarini, John P. Cook, CPA, Ph. D., John E. Sprunger, Howard J. Wenger and Albert W. Yeagley. These individuals also serve as the Audit Committee of First National Bank, performing the same functions at that level. Each year the Audit Committee reviews and assesses the adequacies of a written Audit Committee Charter. Any changes to the Charter are approved by the Board of Directors. A current copy of the Audit Committee Charter is attached as “Appendix A” in the 2004 proxy statement.

In the opinion of National Bancshares’ Board, Directors Balzarini, Cook, Sprunger, Wenger or Yeagley do not have a relationship with National Bancshares, or the Bank, that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. None of them are, or have for the past three years, been executive officers of National Bancshares or the Bank. In the opinion of National Bancshares’ Board, Directors

Balzarini, Cook, Sprunger, Wenger and Yeagley are “independent directors,” as that term is defined in Rule 4200(a)(15) of the rules of the National Association of Securities Dealers, Inc. John P. Cook, CPA, Ph. D. has been designated as the “Audit Committee Financial Expert” by the Board of Directors.

National Bancshares’ Audit Committee has engaged Crowe Chizek and Company, LLC to continue its service as independent registered public accounting firm (independent auditors) for 2007. Consistent with the Audit Committee Charter, and to ensure the auditor will be considered independent under the revised rules of the Securities and Exchange Commission, the independent auditor will be engaged, and its compensation will be established solely by the Audit Committee. All audit and other services provided by the independent auditor must be approved in advance by the Audit Committee, with limited exceptions permitted by SEC rules. The Audit Committee exercises exclusive oversight of the independent auditor, which reports directly to the Audit Committee. National Bancshares stock is currently not listed on an exchange including the NASDAQ Stock Market, but is traded on the Over-The-Counter market. During 2006, the audit committee met four (4) times.

Audit Committee Report.  The Audit Committee has submitted the following report for inclusion in this proxy statement:

The Audit Committee has reviewed the audited financial statements for the year ended December 31, 2006 and has discussed the audited financial statements with management. The Audit Committee has also discussed with Crowe Chizek and Company LLC, National Bancshares’ independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committees.” The Audit Committee has received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with Crowe Chizek and Company LLC the independent auditor’s independence.

The Audit Committee has reviewed the non-audit services currently provided by National Bancshares’ independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the independent auditors.

Based on the Audit Committee’s review of the financial statements, its discussion with Crowe Chizek and Company LLC regarding SAS 61, and the written materials provided by Crowe Chizek and Company LLC under ISB Standard No. 1, and the related discussion with Crowe Chizek and Company LLC of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of National Bancshares Corporation be included in its Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee,

Sara Steinbrenner Balzarini — John P. Cook — John E. Sprunger — Howard J. Wenger — Albert W. Yeagley

Compensation Committee.  National Bancshares does not have a standing compensation committee. Instead, the Executive Committee of First National Bank’s Board of directors acts as the compensation committee for both companies. National Bancshares’ business consists of acting as the holding company for First National Bank and all cash compensation is paid by the Bank. Officers of National Bancshares receive no cash compensation for their service to the holding company in addition to the compensation they receive for their service to the Bank. Additionally, National Bancshares does not have a stock option plan or other compensation program providing for the award of stock or other non-cash compensation to officers and employees. Accordingly, the Bank’s Executive Committee establishes policy and practices for compensation, acting on behalf of the full Board. The Executive Committee does not have a charter governing compensation decisions and compensation practices. Members of the Executive Committee are Chairman of the Board John W. Kropf, Bobbi E. Douglas, Steve Schmid and President and Chief Executive Officer David C. Vernon. Mr. Schmid is the Chairman of the Executive Committee. The Chief Financial Officer of National Bancshares and the Bank also attends Executive Committee meetings as a non-voting participant. The Bank’s Executive Committee met five times in 2006.

The Bank’s executive compensation strategy is to reward both individual performance and Bank performance, while maintaining compensation at a level consistent with compensation paid to executives of comparably sized financial institutions in the Bank’s market. In addition to the Executive Committee’s responsibility for bank staffing, including the hiring and termination of officers, all compensation of senior management — meaning President & Chief Executive Officer, Senior Vice President & Chief Financial Officer, Senior Vice President & Chief Loan Officer, Vice President of Client Services, Vice President of Compliance, Human Resources and Security and Vice President of Operations and Cashier — is determined by the Bank’s Executive Committee and Board of Directors, or by the Bank’s Board of Directors alone. The Executive Committee reviews compensation and benefits with management annually, including review of the annual incentive bonus plan for senior management. Neither the President & Chief Executive Officer, nor the Senior Vice President & Chief Financial Officer is present at or participates in board or committee meetings at which the President & Chief Executive Officer’s compensation and benefits are determined.

Compensation Discussion and Analysis:

Wages and Incentive Plan.  Determinations about executive compensation are based upon the Executive Committee’s assessment of corporate performance in relation to the Bank’s goals, upon the Executive Committee’s assessment of individual executive officer performance and the review of wage surveys for banks of similar size and competing in our market place. The Executive Committee has established the following as goals, related to the Bank’s compensation program:

•	Motivate executive officers to strive for and achieve outstanding corporate performance that directly benefits the shareholders;

•	Attract and retain highly-qualified key management personnel; and reward superior performance in reaching corporate objectives with aggressive compensation levels and that a significant portion of compensation is dependent upon the Bank’s annual performance.

An Incentive Compensation Plan for executive officers, which was implemented in 2003, is designed to motivate and reward exceptional performance by the Bank’s leadership team. A Share Appreciation Bonus is in effect for the President and Chief Executive Officer.

Base salary related to individual compensation is reviewed annually by the Executive Committee. As part of this review, Management has been instructed to provide comparison of wages to peers within our competitive landscape and of similar size. Management will provide results of the surveys to the Executive Committee. In situations where executive compensation is materially above or below survey and market conditions, the Executive Committee will review the specific circumstance and will adjust the salaries accordingly. Senior management has been authorized by the Board of Directors to review wages for non-senior management officers.

On November 29, 2005 the Bank’s Executive Committee met to review compensation for all employees. Charles J. Dolezal, the former President and Chief Executive Officer and a member of the Bank’s Executive Committee, attended the meeting to make his recommendations regarding senior management, salaried and hourly employees. Mr. Dolezal was excused from the meeting during the discussion of his compensation.

The Executive Committee, at its final meeting in 2005, established Mr. Dolezal’s base salary for 2006. His salary for 2006 did not change in 2006. Factors in making this determination include, his performance, inflation and his responsibilities. With the implementation of the incentive plan adopted in 2003, requiring calculation of any bonus after the year is completed, any bonuses for the year 2005 would be paid in 2006. Mr. Dolezal is not eligible for any incentive bonus in 2006, since he separated from employment during 2006.

On November 14, 2006, David C. Vernon was appointed by the Board to the position of President and Chief Executive Officer. As part of the process of retaining Mr. Vernon, the Executive Committee met to discuss his compensation. Mr. Vernon’s compensation is based upon the significant amount of experience he has in the banking industry, coupled with the market rate for this position. Mr. Vernon has a one-year guaranteed contract which expires on November 14, 2007.

The Incentive Compensation Plan, which is payable in cash following the completion of each year, is based on three components: targeted net income, individual performance against objectives and a discretionary board designated payout. The current participants of this plan are Messrs. Valentin, VanSickle and Vernon.

The first component of the Incentive Compensation Plan is targeted net income. At the beginning of each year, the Board establishes a net income target based on the results of the Bank. This target is reviewed and approved by the Executive Committee. The Plan does not provide a payout unless actual net income exceeds targeted net income. For every percentage point that actual net income exceeds targeted net income, the eligible participants receive a cash incentive payment equal to one percent (1%), up to twenty-two percent (22%), of their base salary.

The second component of the Plan results from individual goals assigned to each participant during the particular plan year. These goals are assigned at the beginning of each incentive plan year and are evaluated throughout the incentive plan year. Each participant of the Plan is assigned five individual goals. Each goal is assigned a weight of twenty percent (20%). The goals are prepared by senior management and then the Executive Committee reviews and approves all goals assigned to each participant, noting importance and relevance to the results of the Bank during the current year and future years. If the Bank fails to achieve its targeted net income, no incentive under this component is available for any participant. If the Bank’s net income exceeds targeted net income, a participant is eligible not only for a cash incentive award based solely upon achieving and surpassing net income targets (1% of base salary for each percentage point actual net income exceeds targeted net income, as explained above), the participant is also eligible for an additional cash incentive award based upon his achievement of the five individual performance goals. For each of the five individual performance goals, achieved, the participant is entitled to a cash incentive award equal to 0.50% of his base salary. Accordingly, if all five individual performance goals are achieved, the participant’s cash incentive award would be 2.50% of his base salary, in addition to the award based on achieving and surpassing net income targets. If targeted net income is exceeded by 10% or more, the maximum cash incentive award for achievement of individual performance goals is increased from 2.50% to 5.00% of base salary.

The third component of the Plan relates to a discretionary bonus paid by the Executive Committee to individual participants of the Plan. The Executive Committee believes this component of the Plan is necessary to reward those members of senior management who might, or might not, have achieved or exceeded targeted net income and/or individual goals, but have exceeded the expectations of the Executive Committee and the Board of Directors. Discretionary cash incentive awards of up to 2.50% of a participant’s base salary may be made even if actual net income is less than targeted net income, but actual net income must be at least 90% of targeted net income. If actual net income exceeds targeted net income, the maximum discretionary award increases from 2.50% to 5.00%.

In December 2006, National Bancshares and the Bank entered into an employment agreement with Mr. Vernon. Conditions negotiated indicate the term of the agreement began on November 14, 2006 and continue for a minimum period of twelve (12) full months. After 12 months, employment will continue until terminated by either party upon 30 days written notice. Mr. Vernon is entitled to receive an annual salary of $225,000 beginning November 14, 2006. The Bank agrees to review Mr. Vernon’s base salary at least annually consistent with the past practices of the Bank. As part of the agreement, the Bank will reimburse Mr. Vernon for reasonable expenses incurred by him on behalf of the Bank in performance of his duties, including weekly travel to and from his home in Cincinnati, Ohio, at the standard mileage rate as set forth by the Internal Revenue Service. During the term of his agreement, the Bank will reimburse Mr. Vernon for reasonable housing expenses in Wayne County, Ohio, where he resides during the business week. In his position as a director, Mr. Vernon is not entitled to receive board fees or participate in the board of directors’ retirement plan.

In order to incent Mr. Vernon to increase shareholder value, a share appreciation bonus was negotiated into his employment agreement. The terms of Mr. Vernon’s share appreciation bonus arrangement are contained in his December 2006 employment agreement with National Bancshares and the Bank. For every dollar or fraction of a dollar the 10-day average price of National Bancshares stock on November 14, 2007 exceeds $22.27 — the 10-day average price of National Bancshares stock on November 14, 2006 — Mr. Vernon will be entitled to a share appreciation bonus payable in a single lump sum in cash. The amount of the bonus would be equal to 35,000 multiplied by the amount of the excess over $22.27. On every November 14 thereafter on which Mr. Vernon remains employed with the Bank and National Bancshares, he could potentially receive an additional share appreciation bonus calculated in the same manner, but the base price for determining whether share price appreciation has occurred will be determined anew each year. For example, if the 10-day average price on November 14, 2007 is $23.00, Mr. Vernon would be entitled in November 2007 to a bonus equal to 35,000 multiplied by the difference between $23.00 and $22.27, but on November 14, 2008 he would be entitled to an additional share appreciation bonus if and only if the 10-day average price on that date exceeds $23.00. If the 10-day average price on November 14, 2007 is less than or equal to $22.27, Mr. Vernon would be entitled to no share appreciation bonus in 2007. Moreover, for 2008, the base price for determining whether share price appreciation has occurred would remain fixed at $22.27, rather than be reduced. For purposes of the share appreciation bonus, if any stock splits and stock dividends occur in 2007, or thereafter, those events would impact the determination of whether share price appreciation has occurred. However, extraordinary corporate transactions or other unusual events affecting the share price would not cause the $22.27 base price (the 10-day average on November 14, 2006) to be increased or decreased. Mr. Vernon is eligible for this program each and every year, and it is payable if his duties are reduced or he is terminated, so long as termination is not for cause.

The Bank does not provide equity based compensation to any employees. Accordingly there are no stock awards or option awards. The Bank does not offer a pension plan or a non-qualified deferred compensation plan.

The Executive Committee has considered the qualifying compensation regulations issued by the Internal Revenue Service under Internal Revenue Code section 162(m), which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Remuneration does not exceed the $1.0 million base for any officer or employee. Therefore, executive compensation is not affected by the qualifying compensation regulations.

Personal benefits and perquisites.  First National Bank maintains a 401(k) plan covering substantially all employees. The plan allows employees to contribute up to a predetermined amount, and the Bank matches 50% of contributions up to 6% of an employee’s pay. The Bank may also make discretionary contributions to the plan. Messrs. Valentin and Van Sickle participate in this plan. Prior to his separation, Mr. Dolezal participated in this plan. Group life, disability, hospitalization, and medical insurance plans are offered to officers on substantially the same basis as all other salaried personnel, but officers’ life insurance death benefit is three times salary, not to exceed $300,000.

Compensation Committee Report on Compensation Discussion and Analysis.  The Executive Committee has submitted the following report for the inclusion in this proxy statement:

The Executive Committee of First National Bank, which performs functions of a Compensation Committee both for National Bancshares Corporation and for First National Bank, has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on the Committee’s review, and discussion with management, the Committee recommended to the full board of National Bancshares Corporation that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Executive Committee of First National Bank’s Board of Directors,

Bobbi E. Douglas — John W. Kropf — Steve Schmid — David C. Vernon

Summary Compensation Table:

									Change In
									Pension Value And
									Non-qualified
							Non-equity		Deferred
					Stock	Option	Incentive Plan		Compensation		All Other
Name and Principal Position	Year	Salary($)		Bonus($)	Awards($)	Awards($)	Compensation($)		Earnings($)		Compensation($)		Total($)

David C. Vernon	2006	$29,866	(10)	$—	$—	$—	$—		$—		$440	(1)	$30,306
President and Chief Executive Officer of National Bancshares and First National Bank
Charles J. Dolezal	2006	$198,786	(2)	$—	$—	$—	$—	(3)	$10,252	(4)	$250,069	(5)	$459,107
President and Chief Executive Officer of National Bancshares and First National Bank
Kenneth R. VanSickle	2006	$119,550		$—	$—	$—	$—	(6)	$—		$7,642	(7)	$127,192
Senior Vice President and Secretary of National Bancshares and Senior Vice President & Chief Loan Officer of First National Bank
Marc Valentin, CPA	2006	$96,500		$—	$—	$—	$—	(8)	$—		$11,868	(9)	$108,368
Senior Vice President and Treasurer of National Bancshares and Senior Vice President & Chief Financial Officer of First National Bank

(1)	Includes $440 cash payment from the Bank equal to 20% of the purchase price of National Bancshares stock acquired by the employee on the open market, up to a maximum of 100 shares in each calendar year. Perquisites including the reimbursement of housing expenses and mileage did not exceed $10,000.

(2)	Includes base pay of $188,936 through October 31, 2006 and $9,850 as director’s fees for the attendance of monthly board meetings ($925 per meeting) through October 31, 2006. These director fees were deferred under the Deferred Directors’ Fees plan. Mr. Dolezal is the former President and Chief Executive Officer. He served in this capacity through October 31, 2006.

(3)	There is no incentive compensation award for 2006. However, an incentive compensation award of $15,000 for 2005 was paid in 2006. The 2005 incentive award is based on the completion of various individual goals.

(4)	Includes change in pension value of Directors’ Defined Benefit plan in the amount of $5,928. Additionally, Mr. Dolezal received above-market earnings on his deferred directors’ fees in the amount of $4,324. According to the Deferred Directors’ Fees plan, for 2006, his deferred fees earned a rate of 9.92%, which was above-market earnings.

(5)	Includes severance pay and benefits of $220,288 (to be paid in 2007), outplacement fees paid in the amount of $10,000, employer portion of health insurance coverage for $6,906, employer contributions under the Bank’s 401(k) plan for $6,600, earnings on deferred directors’ fees at market rate of $5,840 and $435 cash payment from the Bank equal to 20% of the purchase price of National Bancshares stock acquired by the employee on the open market, up to a maximum of 100 shares in each calendar year. Perquisites including the usage of a Bank owned automobile did not exceed $10,000.

(6)	There is no incentive compensation award for 2006. However, an incentive compensation award of $9,240 for 2005 was paid in 2006. The 2005 incentive award is based on the completion of various individual goals.

(7)	Includes employer portion of health insurance coverage for $6,350, employer contributions under the Bank’s 401(k) plan for $1,292.

(8)	There is no incentive compensation award for 2006. However, an incentive compensation award of $8,388 for 2005 was paid in 2006. The 2005 incentive award is based on the completion of various individual goals.

(9)	Includes employer portion of health insurance coverage for $8,268, employer contributions under the Bank’s 401(k) plan for $3,160 and $440 cash payment from the Bank equal to 20% of the purchase price of National Bancshares stock acquired by the employee on the open market, up to a maximum of 100 shares in each calendar year.

(10)	Mr. Vernon’s compensation is for the period starting November 14, 2006 and ending on December 31, 2006.

Grants of Plan-Based Awards Table:

			Grants Of Plan-Based Awards For The Fiscal Year Ended 2006
									All Other	All Other
									Stock	Option Awards:
			Estimated Future Payouts Under Non-			Estimated Future Payouts Under			Awards:	Number Of	Exercise Or
			equity Incentive Plan Awards			Equity Incentive Plan Awards			Number Of	Securities	Base Price
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	Shares Or	Under-lying	Of Option
Name	Date		$	$	$	#	#	#	Units(#)	Options(#)	Awards($/Sh)

Dave C. Vernon	November 2007	(1)	$22.27/share	none	none
	February 2008	(2)	$—	none	$72,000
Marc Valentin	February 2008	(2)	$—	none	$35,200
Kenneth R. VanSickle	February 2008	(2)	$—	none	$38,240

(1)	Awarded under Share Appreciation Bonus plan. The threshold is based on the 10-day average price of National Bancshares stock on November 14, 2006. Mr. Vernon will be entitled to a share appreciation bonus payable in a single lump sum in cash, if on November 14, 2007, a new 10-day average price of National Bancshares exceeds the 10-day average at November 14, 2006. The excess share price is then multiplied by 35,000.

(2)	Awarded under the 2007 Incentive Compensation Plan. This plan has three components: targeted net income, individual goals and Executive Committee discretionary. The maximum amount paid under the targeted net income component is 22% of base salary for each participant. Regarding the individual goals and Executive Committee discretionary, the maximum amount paid under these two components is 5% of base salary, for each participant, for each component.

Potential Payments Upon Termination or Change of Control.  First National Bank entered into severance agreements — referred to as Special Separation Agreement — in 2000 with Kenneth R. VanSickle and in 2004 with Marc Valentin. The agreements are guaranteed by National Bancshares Corporation. If the executive is involuntarily terminated without cause within three years after a Change in Control (two years for Mr. Valentin and the two non-named executive officers), or if the Executive terminates employment voluntarily, but for good reason, within three years after a Change in Control (two years for Mr. Valentin and the two non-named executive officers), the executive will be entitled to severance benefits. For purposes of the severance agreements, the term Change in Control includes but is not limited to the following events or circumstances: (a) any purchase of shares under a tender offer for 25% or more of National Bancshares’ stock; (b) acquisition by a person or group of 25% or more of National Bancshares’ stock; (c) approval by National Bancshares stockholders of a merger if National Bancshares is not the continuing or surviving corporation or if National Bancshares stockholders immediately before the merger, would own 50% or less of the common stock of the surviving corporation immediately after the merger; (d) the individuals who constituted National Bancshares’ Board of Directors when the severance agreements were entered into, together with individuals whose election or nomination was approved by a majority of those directors, no longer constitute at least 75% of National Bancshares’ Board of Directors; or (e) non-employee directors on the Bank’s Executive Committee conclude that a Change in Control has occurred. For purposes of the severance agreements, the term good reason means any of a number of adverse changes in the executive’s employment circumstances, such as a reduction in the executive’s base salary or annual bonus, a material reduction in the executive’s employee benefits and fringe benefits, a material reduction in the executive’s position, office, or title, a reduction in the executive’s powers, perquisites, responsibilities, or duties, or relocation of the executive’s offices to any location beyond a 20-mile radius of the Bank’s main office in Orrville, Ohio. Severance benefits include —

•	continued base salary for three years (two years for Mr. Valentin and the two non-named executive officers), at the salary rate in effect when employment terminated, with the amount being paid monthly

•	a bonus for each of those three years (two years for Mr. Valentin and the two non-named executive officers), the amount of the bonus being equal to the bonus paid to the executive in the year before termination of employment

•	matching and discretionary 401 (k) contributions, at the same rate the contributions were made in the 12 months before the Change in Control

•	continuation of normal fringe benefits and perquisites for up to three years (two years for Mr. Valentin and the two non-named executive officers), including but not limited to life insurance and health care benefits coverage

•	First National Bank will pay the costs of outplacement services actually used by the executive, up to a maximum of 10% of the executive’s annual base salary when the executive’s employment terminated

However, the severance agreements provide that severance benefits shall be reduced as necessary to avoid imposition of excise taxes and denial of the Bank’s compensation deduction under sections 280G and 4999 of the Internal Revenue Code. Sections 280G and 4999 (a) impose a 20% excise tax on an executive’s change-in-control benefits if the benefits exceed three times the executive’s W-2 reported compensation (Box 1) averaged over the preceding five years; and (b) disallow a compensation expense deduction to the employer for those so-called “excess parachute payments.”

The severance agreements also impose non-disclosure and non-interference obligations on the executive, along with a one-year non-competition agreement. If the executive brings an action in a court of law to enforce any provision of the severance agreement and the executive prevails, the Company has promised in the severance agreement to pay the executive’s attorney fees and expenses and any other fees and expenses incurred.

Based on these special separation agreements, the following payments would be available to the named executive officers:

	Salary	Fringe Benefits	Outplacement	Other	Total

Marc Valentin	$220,000	$9,114	$11,000	$—	$240,114
Kenneth R. VanSickle	$358,650	$12,806	$11,955	$—	$383,411
David C. Vernon(1)	$196,875	$—	$—	$—	$—

(1)	In order to calculate separation pay, if Mr. Vernon were to be terminated at December 31, 2006 he would be entitled to receive this amount.

Director Compensation:

The Board receives compensation in two ways: board fees and defined benefit retirement plan.

Director Fees.  Currently, National Bancshares directors receive no compensation for their service in that capacity. However, First National Bank directors receive $925 for each meeting of the Bank’s Board. The director’s fee has not changed since May 2005. For the time period of May 2006 through December 2006, the Chairman of the Board, John W. Kropf, received a retainer of $5,000. For years beyond 2006, the Chairman of the Board will receive a monthly retainer of $500 plus $925 for each meeting of the Bank’s Board. On an annual basis, the compensation for the Board and the related committees is reviewed by the Board, based on a survey conducted by Senior Management of board fees paid to those peers within our competitive landscape and of similar size. Should Board compensation materially differ from the survey, the Board will review the differences and make a determination on the fees. The intent behind the fees is to provide competitive remuneration to attract and maintain highly qualified board members. Board compensation is not tied to the results of the Bank, nor is equity compensation provided to the Directors. Board members have the option to receive a semi-annual payment in cash or to defer these fees.

The Deferred Directors’ Fees Plan provides each director the option to defer his or her director fees until retirement, up to a maximum of $5,000 per month. The Bank credits interest to a director’s deferred compensation account on December 31 of each year at an interest rate equal to twice the one-year treasury rate as of December 31 of each year, but in no case at a rate less than 8%. However, for years beginning after 2006, the interest rate will equal the Bank’s 12-month certificate of deposit rate. After retirement, the director receives his or her deferred compensation account balance in equal monthly or annual installments for 10 years, or in a lump-sum payment.

During 2006, the Bank’s Board met 12 times. If a director is absent for three bank board meetings in a given year, the director forfeits the $925 per meeting fee for any months in which the director is absent from a board meeting during that year. Members of the Bank’s Audit Committee receive $525 for each meeting attended, with the exception of the Committee Chairperson who receives $1,150 for each meeting attended. The Bank’s Audit Committee, which is comprised of the same people who serve on National Bancshares’ Audit Committee and meet simultaneously, met four times in 2006. First National Bank also maintains an Executive Committee of the Board, which exercises much of the authority of the Bank’s Board when the full Board is not in session. The Bank’s Executive Committee also acts as the Compensation Committee, establishing officer and employee compensation, and the Nominating Committee, selecting candidates for election to the Bank’s Board. Members of the Bank’s Executive Committee, other than Charles J. Dolezal and David C. Vernon, receive a fee of $525 for each Executive

Committee meeting attended. Executive Committee members are Bobbi E. Douglas, John W. Kropf, Steve Schmid and David C. Vernon. The Bank’s Executive Committee met five times in 2006.

Retirement Benefits and Deferred Compensation.  In order to attract and maintain highly qualified board members, in August 1994 First National Bank implemented a director retirement benefit and death benefit plan for all directors. Called the Directors Defined Benefit Plan, the plan is designed to provide an annual retirement benefit to each director after his or her board service terminates and he or she attains age 70. The retirement benefit is an annual benefit equal to $1,000 multiplied by the years of board service after August 1994. For service during part of a year, a period of six months or more is considered a full year, but a period less than six months is disregarded except for the year the plan was adopted, August 1994, which was considered a full year. The annual retirement benefit is payable for the lifetime of the director, but in no event for fewer than 15 years. If a director dies before receiving 15 annual payments, the balance of the payments is paid to the director’s designated beneficiary or beneficiaries. If a director dies while serving on the Bank’s Board, the Bank will pay the director’s designated beneficiary or beneficiaries 15 successive annual benefit payments, each equal to $1,000 for each year of service from, and after, August 1994 through the date of the director’s death, with the following qualification. If the director has not yet reached seventy (70) years of age at the date of death and is insurable, and the Bank has purchased insurance on his or her life, it shall be assumed for the purpose of calculating this annual benefit that the Director died at age seventy (70). If a director dies before age 70 but after having first terminated director service, the Bank will pay the former director’s designated beneficiary or beneficiaries an annual benefit for 15 years equal to $1,000 for each year of board service from, and after, August 1994 through the director’s termination of board service.

First National Bank purchased insurance policies on the lives of the directors as an informal financing mechanism for the Bank’s post-retirement obligations under the Directors Defined Benefit Plan. Since the Bank is the sole beneficiary of the life insurance policy, the directors have no interest in this policy. Although the Bank expects the policies on the directors’ lives to serve as a source of funds for the director retirement benefits payable under the Directors Defined Benefit Plan Agreements, the directors’ contractual entitlements under the Directors Defined Benefit Plan Agreements are not funded and remain contractual liabilities of the Bank, payable when a director terminates service and attains age 70. As mentioned previously, the Bank has a mandatory retirement age of 70 years old, for all directors.

Retired director Charles J. Dolezal is a participant in the Directors Defined Benefit Plan. Mr. Dolezal served continuously as a director since the Directors Defined Benefit Plan was adopted in August 1994 until October 31, 2006. Accordingly, he is entitled to an annual retirement benefit of $13,000 for life, with payments starting at age 70. The present value of this benefit, at December 31, 2006 is $46,593.

Personal Benefits and Perquisites.  Directors are offered hospitalization and medical insurance plans on the same basis as all salaried personnel.

Directors’ Compensation Table:

						Change In Pension
					Non-equity	Value And Non-
	Fees Earned				Incentive	qualified Deferred
	Or Paid		Stock	Option	Plan	Compensation		All Other
Name	In Cash($)		Awards($)	Awards($)	Compensation($)	Earnings($)		Compensation($)		Total($)

Sara Stenbrenner Balzarini	$15,700	(1)	$—	$—	$—	$2,612		$8,268	(6)	$26,580
John P. Cook	$13,200	(2)	$—	$—	$—	$5,040		$—		$18,240
Bobbi Douglas	$13,725	(3)	$—	$—	$—	$2,416		$—		$16,141
John W. Kropf	$46,325	(4)	$—	$—	$—	$8,201		$6,350	(6)	$60,876
Steve Schmid	$13,725	(3)	$—	$—	$—	$4,181		$—		$17,906
John E. Sprunger	$13,200	(2)	$—	$—	$—	$19,721	(7)	$8,248	(10)	$41,169
Howard J. Wenger	$12,675	(2)	$—	$—	$—	$11,648	(8)	$5,278	(10)	$29,601
James F. Woolley	$11,350	(5)	$—	$—	$—	$26,454	(9)	$6,305	(10)	$44,109
Albert W. Yeagley	$13,200	(2)	$—	$—	$—	$5,486		$—		$18,686

(1)	Represents payments for attendance of monthly board meetings ($925 per meeting) and serving as Audit Committee Chairperson ($1,150 per meeting).

(2)	Represents payments for attendance of monthly board meetings ($925 per meeting) and attendance of Audit Committee meetings ($525 per meeting).

(3)	Represents payments for attendance of monthly board meetings ($925 per meeting) and attendance of Executive Committee meetings ($525 per meeting).

(4)	Represents payments for attendance of monthly board meetings ($925 per meeting January — April), serving as Chairman of the Board ($5,000 per month, May — December) and attendance of Executive Committee Meetings ($525 per meeting).

(5)	Represents payments for attendance of monthly board meetings ($925 per month through October 31, 2006) and attendance of Executive Committee meetings ($525 per meeting).

(6)	Represents Bank provided health insurance coverage.

(7)	Represents change in pension value of Directors’ Defined Benefit plan in the amount of $13,614. Additionally, Mr. Sprunger received above-market earnings on his deferred directors’ fees in the amount of $6,107. According to the Deferred Directors’ Fees plan, for 2006 his deferred fees earned a rate of 9.92%, which was above market earnings.

(8)	Represents change in pension value of Directors’ Defined Benefit plan in the amount of $7,741. Additionally, Mr. Wenger received above-market earnings on his deferred directors’ fees in the amount of $3,907. According to the Deferred Directors’ Fees plan, for 2006 his deferred fees earned a rate of 9.92%, which was above market earnings.

(9)	Represents change in pension value of Directors’ Defined Benefit plan in the amount of $21,786. Additionally, Mr. Woolley received above-market earnings on his deferred directors’ fees in the amount of $4,668. According to the Deferred Directors’ Fees plan, for 2006 his deferred fees earned a rate of 9.92%, which was above market earnings.

(10)	Represents earnings of deferred directors’ fees at market rate.

Compensation Committee Interlocks and Insider Participation.  President and Chief Executive Officer David C. Vernon and former Chairman, President and Chief Executive Officer Charles J. Dolezal are (were) a member of the Executive Committee which oversees executive compensation. Mr. Vernon and Mr. Dolezal do not participate in committee deliberations or voting concerning their own compensation.

Director John W. Kropf is an attorney in private practice with the law firm Kropf, Wagner, Hohenberger & Lutz, L.L.P., which performs legal services, from time to time, for National Bancshares Corporation and First National Bank. Payments of approximately $40,782 for various title services were made in 2006 to First Kropf Title, L.L.C. by mortgage loan borrowers of First National Bank. All, or substantially all, of First Kropf Title, L.L.C.’s customers are mortgage loan borrowers referred by First National Bank. Kropf, Wagner, Hohenberger & Lutz, L.L.P. owns 51% of First Kropf Title, L.L.C.’s equity interests. First National Bank owns the remainder. Through his interest in the law firm, Director Kropf may be deemed to have an approximate 14% indirect interest in First Kropf Title, L.L.C.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

Directors, officers and their associates were customers of, and had transactions with, First National Bank in the ordinary course of business in 2006. Similar transactions can be expected in the future. All loans and loan commitments involving directors, officers and their associates were made by First National Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans and loan commitments with directors and executive officers require advanced approval by First National Bank’s Board of Directors.

Director John W. Kropf is an attorney in private practice with the law firm Kropf, Wagner, Hohenberger & Lutz, L.L.P., which performs legal services for National Bancshares Corporation and First National Bank from time to time. Director Kropf may also be deemed to have an approximate 14% indirect interest in First Kropf Title,

L.L.C., a limited liability company to which some of First National Bank’s mortgage borrowers have made payments for title services. See “Compensation Committee Interlocks and Insider Participation.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of a company whose equity securities are registered under the Securities Exchange Act of 1934, and any person who owns more than 10% of a registered class of the company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership, and reports of changes in ownership, of the company’s stock. During the fiscal year ended December 31, 2006, no director or executive officer of National Bancshares failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934, or failed to file the reports in a timely manner.

PROPOSALS OF SECURITY HOLDERS

The proxy is solicited by management. It confers discretionary authority to vote on any matters that properly come before the annual meeting, or any adjournments thereof. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly presented at the 2007 annual meeting, the persons named, as proxies will vote thereon in accordance with their best judgment.

Stockholders desiring to submit a proposal for inclusion in National Bancshares’ proxy materials for the 2008 annual meeting must submit the proposals to National Bancshares at its executive offices no later than November 22, 2007. We will not include in our proxy statement, or form of proxy, for the 2008 annual meeting a stockholder proposal received after that date or that otherwise fails to satisfy the requirements for stockholder proposals established by Securities and Exchange Commission regulations. Proposals should be sent to David C. Vernon, President and CEO, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

If a stockholder intends to present a proposal at the 2008 annual meeting without seeking to include the proposal in National Bancshares’ proxy materials for that meeting, the stockholder must give advance notice to National Bancshares. The stockholder must give notice at least 45 days before the date in 2008 corresponding to the mailing date of this proxy statement for the 2007 annual meeting. This proxy statement is being mailed to shareholders on, or about, March 23, 2007, the date 45 days before the corresponding mailing date in 2008 is therefore February 7, 2008. Accordingly, if you desire to present a proposal at the 2008 annual meeting of stockholders without seeking to include the proposal in National Bancshares’ proxy materials for that meeting, you should provide notice of the proposal to National Bancshares no later than February 7, 2008. If you fail to do so, National Bancshares’ management proxies for the 2008 annual meeting will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in National Bancshares’ proxy materials.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At its November 7, 2006 Audit Committee meeting, the Audit Committee of National Bancshares’ recommended and approved the appointment of Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2007. The Company is seeking the stockholders’ ratification of such action.

Crowe Chizek and Company LLC served as National Bancshares Corporation’s independent registered public accounting firm for the fiscal years ended December 31, 2006 and 2005. We expect one or more representatives of Crowe Chizek will attend the annual meeting, will have an opportunity to make a statement if the representative(s) desires to do so, and will be available to answer appropriate questions.

Crowe Chizek and Company LLC has informed National Bancshares that all, or substantially all, of the audit and other services provided by Crowe Chizek and Company LLC were performed by full-time, permanent employees of Crowe Chizek and Company LLC. National Bancshares was billed by Crowe Chizek and Company

LLC for fees aggregating $87,800 for the fiscal year ended December 31, 2006 and $92,515 for the fiscal year ended December 31, 2005, consisting of the following:

Audit Fees.  For the audit of National Bancshares’ annual financial statements, and reviews of the financial statements included in National Bancshares’ Quarterly Reports on Form l0-Q, Crowe Chizek and Company LLC billed aggregate fees of $76,875 for the fiscal year ended December 31, 2006, and $71,000 for the fiscal year ended December 31, 2005. Audit fees are pre-approved by the Audit Committee each year.

Audit-Related Fees.  The aggregate fees billed for audit-related services totaled $0 for the fiscal year ended December 31, 2006 and $2,190 for the fiscal year ended December 31, 2005. All audit-related services require pre-approval by the Audit Committee.

Tax Fees.  The aggregate fees billed for tax services totaled $6,850 for the fiscal year ended December 31, 2006 and $14,850 for the fiscal year ended December 31, 2005. The tax-related fees in 2006 are related annual tax filings. All tax services require pre-approval by the Audit Committee.

All Other Fees.  The aggregate fees for services not included above were $4,075 for the fiscal year ended December 31, 2006 and $4,475 for the fiscal year ended December 31, 2005. The fees for fiscal year 2006 related to the review of goodwill, land sale and collateral verification. All other fees require pre-approval by the Audit Committee.

GENERAL

The cost of solicitation of proxies will be borne by National Bancshares Corporation and First National Bank. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of First National Bank may solicit proxies personally or by telephone without additional compensation.

The Board is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters properly come before the annual meeting, proxies in the accompanying form will be voted on those other matters in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the annual meeting.

ANNUAL REPORT

Our 2006 Annual Report has been mailed to persons who were stockholders as of the close of business on March 8, 2007. Additional copies may be obtained without charge by written request. The 2006 Annual Report is not part of these proxy-soliciting materials and is not incorporated in this proxy statement by reference. National Bancshares files periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 100 F Street, NE, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

If you, and others who share your address, own your shares in street name, your broker, or other holder of record, may be sending one copy only of the annual report and proxy statement to your address. Known as “householding,” this practice reduces National Bancshares’ printing and postage costs. However, if you wish to receive a separate annual report or proxy statement in the future, you should contact your broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record. Stockholders who share an address to which a single annual report or proxy statement is delivered may orally or in writing request a separate copy of the annual report or proxy statement. National Bancshares will deliver the separate annual report or proxy statement promptly at your request.

A copy of National Bancshares Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission but without exhibits, will — on or after April 1, 2007  — be furnished without charge upon written request directed to Mr. Kenneth R. VanSickle, Secretary, National Bancshares Corporation, 112 West Market Street, PO Box 57, Orrville, Ohio 44667.

PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY NATIONAL BANCSHARES CORPORATION

Annual Meeting of Shareholders to be Held April 26, 2007
This Proxy is Solicited on Behalf of the Board of Directors
KNOW ALL PERSONS BY THESE PRESENT: That I/We, the undersigned Shareholder or Shareholders of National Bancshares Corporation, Orrville, Ohio, do hereby nominate, constitute and appoint Sara Balzarini Steinbrenner, John W. Kropf, John E. Sprunger, or any one of them, (with substitution, for my or our stock and in my or our name, place and stead) to vote all the common stock of said Company, standing in my or our name, on its books on March 9, 2006, at the Annual Meeting of Shareholders to be held at the OPERATIONS CENTER OF FIRST NATIONAL BANK, 1444 NORTH MAIN STREET, ORRVILLE, OHIO, on April 26, 2007 at 2:00 o’clock p.m., or at any adjournment thereof with all the powers the undersigned would possess if personally present. The shares will be voted in accordance with my specifications.

	For	With- hold	For All Except
Elect Three (3) Directors to Serve a Three (3) Year Term as Directors of the Company Until Expiration of Their Term in 2009: (except as marked to the contrary below):

Sara Steinbrenner Balzarini, Steve Schmid, Albert W. Yeagley

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Ratify the appointment of the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2007:	For	Against	Abstain

Crowe Chizek and Company, LLC

The Board of Directors recommends a vote “FOR” the director nominees and a vote “FOR” the ratification of the independent auditors for the year ending December 31, 2007 (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.)

IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any sign above

INSTRUCTIONS: When signing as attorney, executor, adminis- trator, trustee or guardian, please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

| Detach above card, sign, date and mail in postage paid envelope provided. |
NATIONAL BANCSHARES CORPORATION

INSTRUCTIONS: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.
ALL JOINT OWNERS MUST SIGN.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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